UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21348

Name of Fund: BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.), 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2025

Date of reporting period: 07/31/2025

Item 1 –	Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2025
2025 Annual Report

BlackRock Municipal Credit Alpha Portfolio, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2025

Municipal Market Conditions
Municipals enjoyed positive returns in the early portion of the period as weakening economic data gave the Federal Reserve (the “Fed”) a runway to begin their long-awaited easing cycle in September 2024. A strong third quarter of 2024 was followed by an underwhelming fourth as markets recalibrated future policy easing expectations amid renewed economic strength, a subsequent “higher for longer” rates ideology, and municipal-specific policy concerns. The first half of 2025 was defined by extreme levels of tariff-related volatility in April that reset rich municipal valuations to very attractive levels. Markets have ultimately stabilized, but supply continues to act as a drag. July notably saw net positive supply for the first time since 2008. The front and intermediate parts of the curve and the IDR/PCR and housing sectors performed best. Relative to the rest of the fixed income universe, the asset class underperformed quite significantly in the second half of the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2025
6	months:	(1.04)%
12	months:	0.00%
During the 12-months ended July 31, 2025, municipal bond funds experienced net inflows totaling $52 billion (based on data from the Investment Company Institute), as demand shifted from long-term and open-end funds to short-term funds and ETFs. At the same time, the market absorbed $549 billion in issuance, a large increase from the $434 billion issued during the prior 12-month period, boosted by an increased need for infrastructure spending and a pull-forward in perceived vulnerable sectors to front-run potential new legislation.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2024, to July 31, 2025, yields on AAA-rated 30-year municipal bonds increased by 99 basis points (bps) from 3.68% to 4.67%, ten-year yields increased by 50 bps from 2.82% to 3.32%, five-year yields decreased by 22 bps from 2.75% to 2.53%, and two-year yields decreased by 46 bps from 2.85% to 2.39% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 145 bps to a slope of 228 bps, outpacing the 90 bps of steepening experienced by the Treasury curve.
Volatility stemming from the tariff-related market disruptions in April and tax policy concerns have reset valuations to attractive absolute and relative levels.
Financial Conditions of Municipal Issuers
Uncertainties abound, but the “America First” mantra has been clear and consistent, making municipals that support the U.S. infrastructure a well-aligned opportunity. Investors are increasingly turning to state and local government debt as a safe haven from global trade disruptions and tariff-related recession risks. Most states have minimal exposure to China-related trade, and relatively modest total economic debt to GDP ratios when compared to sovereign issuers. State revenues, primarily from sales and income taxes, tend to rise with inflation and overall economic growth, offering a natural inflation buffer. Local governments also benefit from steady property tax revenues, driven by consistent home price appreciation over the last few years. Additionally, constitutional balanced budget requirements and improved reserve levels have fortified state balance sheets, making them more resilient to economic slowdowns. Together, these structural advantages enhance the creditworthiness of municipal bonds in a volatile macro environment.
We continue to favor revenue-sector issuers over state and local governments since they are typically lower-rated and offer additional yield. Most municipal revenue sector borrowers are highly defensive, as they are monopolistic providers of essential services that can raise user fees to cover operations, informing our preference over general obligation bonds. We have an overweight allocation to the transportation, housing, and corporate sectors.
The opinions expressed are those of BlackRock as of July 31, 2025 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)  The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain the Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  the Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.
The Fund may utilize leverage through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets (50% of its net assets) or issue shares of preferred stock (“Preferred Shares”) in an amount up to 50% of its managed assets (100% of its net assets). The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock Municipal Credit Alpha Portfolio, Inc.
Investment Objective
BlackRock Municipal Credit Alpha Portfolio, Inc.’s (the “Fund”) (formerly known as BlackRock Municipal Income Fund, Inc. (MUI)) investment objective is to provide attractive after-tax total return, through income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other investments, the income of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 75% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services or non-rated securities which are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
On June 7, 2024, the Board of Directors of MUI approved the conversion of MUI from a registered closed-end management investment company listed on the New York Stock Exchange to an unlisted, continuously offered registered closed-end management investment company that conducts periodic repurchases of its shares pursuant to Rule 23c-3 under the Investment Company Act of 1940 (sometimes referred to as an “interval fund”) (the “Conversion”). The requisite approvals were obtained from MUI’s shareholders at a special meeting of Shareholders held on September 30, 2024. The Conversion took place after the close of business on March 21, 2025. Effective March 24, 2025, the Fund operates as an interval fund under the name of BlackRock Municipal Credit Alpha Portfolio, Inc. Prior to close of business on March 21, 2025, the Fund operated as an exchange-listed closed-end fund. The Fund has a different investment objective and substantially different investment strategies and investment risk profiles as the predecessor closed-end fund.
The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.
No assurance can be given that the Fund’s investment objective will be achieved.
Net Asset Value Per Share Summary
	07/31/25	03/26/25(a)	07/31/24	Change	High	Low
Net Asset Value — Institutional	$ 12.47	$ —	$ 13.19	(5.46)%	$ 13.51	$ 12.07
Net Asset Value — Class A	12.47	13.05	—	(4.44)	13.23	12.37
Net Asset Value — Class U	12.47	13.05	—	(4.44)	13.23	12.37

(a)	Commencement of operations.
GROWTH OF $10,000 INVESTMENT
(a)
Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock Municipal Credit Alpha Portfolio, Inc.
Performance
Returns for the period ended July 31, 2025 were as follows:
			Average Annual Total Returns(a)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(b)	5.05%	5.00%	(0.13)%	N/A	(0.23)%	N/A	2.51%	N/A
Class A(b)	4.19	4.14	(0.90)	(3.38)%	(0.98)	(1.48)%	1.75	1.49%
Class U(b)	4.30	4.25	(0.90)	N/A	(0.98)	N/A	1.75	N/A
Bloomberg Custom Blend Benchmark(c)(d)	—	—	(0.75)	N/A	2.01	N/A	N/A	N/A
National Customized Reference Benchmark(e)	—	—	(0.09)	N/A	0.35	N/A	N/A	N/A
Bloomberg Municipal Bond Index	—	—	0.00	N/A	0.13	N/A	2.11	N/A

(a)
Assuming maximum sales charges, if any.  Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)
Effective March 24, 2025, all returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Prior to March 24, 2025, all returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.

(c)
Effective March 24, 2025, the Fund has changed the benchmark against which it measures its performance from National Customized Reference Benchmark to Bloomberg Custom
Blend Benchmark.  The Bloomberg Custom Blend Benchmark is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. The Fund’s returns shown prior to March 24, 2025 are the returns of the Fund when it followed different investment strategies under the name BlackRock Municipal Income Fund, Inc.

(d)
The Bloomberg Custom Blend Benchmark is comprised of the Bloomberg Municipal High Yield Index (80%), the Bloomberg BBB Index (10%) and the Bloomberg Single A Index (10%).
The Bloomberg Custom Blend Benchmark commenced on April 20, 2020.

(e)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as share class and index do not have a sales charge.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
The following discussion relates to the Fund’s absolute performance based on NAV:
Prior to close of business on March 21, 2025, the Fund operated as an exchange-listed closed-end fund. The Fund has a different investment objective and substantially different investment strategies and investment risk profiles as the predecessor closed-end fund. The Fund’s 12-month performance results therefore reflect the combined effect of the two strategies.
Holdings in low-duration securities, including cash, contributed to performance at a time of rising rates. (Duration is a measure of interest rate sensitivity.) Positions in the corporate-backed sector, particularly those with lower duration, further helped results. The Fund also benefited from strength in specific holdings, including Puerto Rico Contingent Value Instruments (a type of debt security created as part of Puerto Rico’s 2022 debt restructuring) and a charter school bond. On the other hand, positions in the transportation sector—specifically, the bonds of Brightline East and Brightline West (which were issued to finance a high-speed rail project between Las Vegas and Southern California)—detracted. Holdings in the tobacco sector, particularly long-duration zero coupon debt, also hurt results. Longer duration securities, in general, weighed on performance, as did the Fund’s yield curve positioning.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock Municipal Credit Alpha Portfolio, Inc.
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	22.4%
County/City/Special District/School District	16.6
Corporate	15.9
Health	11.6
Education	11.3
Housing	6.1
State	6.0
Tobacco	5.0
Utilities	4.2
Other*	0.9

CREDIT QUALITY ALLOCATION
Credit Rating(c)	Percent of Total Investments(b)
AAA/Aaa	2.1%
AA/Aa	21.1
A	14.8
BBB/Baa	8.3
BB/Ba	1.1
B	0.7
CCC/Caa	0.7
N/R	51.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.
Fund Summary

About Fund Performance
Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees but are only available through the Fund’s distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Fund’s distributor. After the close of business on March 21, 2025, MUI’s issued and outstanding common shares converted into the Fund’s Institutional Shares with the same relative aggregate net asset value (“NAV”).
Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of March 26, 2025 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.
Class U Shares are not subject to any sales charge. These shares are subject to a servicing and distribution fee of 0.75% per year. These shares are available only to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class U Shares performance shown prior to the Class U Shares inception date of March 26, 2025 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class U Shares fees.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.
The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
Disclosure of Expenses for Continuously Offered Closed-End Funds
Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

2025 BlackRock Annual Report to Shareholders

Disclosure of Expenses for Continuously Offered Closed-End Funds (continued)
Expense Example for Continuously Offered Closed-End  Funds
	Actual				Hypothetical 5% Return
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (02/01/25)	Ending Account Value (07/31/25)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees(a)	Beginning Account Value (02/01/25)	Ending Account Value (07/31/25)	Expenses Paid During the Period(a)	Ending Account Value (07/31/25)	Expenses Paid During the Period(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$ 1,000.00	$ 967.50	$ 9.17	$ 4.81	$ 1,000.00	$ 1,015.48	$ 9.39	$ 1,019.90	$ 4.93	1.88%	0.99%
Class A	1,000.00 (b)	972.70	11.39	5.88	1,000.00 (b)	1,008.46	16.40	1,016.36	8.47	3.29	1.70
Class U	1,000.00 (b)	972.70	10.56	5.90	1,000.00 (b)	1,009.65	15.22	1,016.34	8.49	3.05	1.70

(a)
For each class of the Fund, except for Class A and Class U Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). For Class A and Class U Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 128/365 for actual expenses and 181/365 for hypothetical expenses (to reflect the six month period shown).

(b)	Commenced operations on March 26, 2025.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Schedule of Investments
July 31, 2025
BlackRock Municipal Credit Alpha Portfolio, Inc.
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds
Ground Transportation — 0.3%
Brightline East LLC, 11.00%, 01/31/30(a)	$1,660	$ 1,079,000
Total Corporate Bonds — 0.3% (Cost: $1,205,440)		1,079,000

	Shares
Investment Companies
Fixed Income Funds — 0.5%
Nuveen AMT-Free Quality Municipal Income Fund, Class EB	200,000	2,148,000
Total Investment Companies — 0.5% (Cost: $2,382,240)		2,148,000

	Par (000)
Municipal Bonds
Alabama — 2.0%
Baldwin County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/55(a)(b)	$2,500	2,496,172
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	1,500	1,357,747
Series B, AMT, 4.75%, 12/01/54	4,250	3,709,703
		7,563,622
Arizona(a) — 1.2%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39	815	710,242
Series A, 5.00%, 07/01/49	965	841,016
Series A, 5.00%, 07/01/54	745	630,536
Series B, 4.25%, 07/01/27	140	140,369
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/29	245	246,854
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49	950	828,648
Maricopa County Industrial Development Authority, RB, 6.38%, 07/01/58	1,050	973,519
		4,371,184
Arkansas — 0.3%
Arkansas Development Finance Authority, RB, Series A, AMT, Sustainability Bonds, 6.88%, 07/01/48(a)	1,000	1,061,649
California — 10.1%
California Community Choice Financing Authority, RB, Sustainability Bonds, 5.50%, 10/01/54(b)	2,600	2,794,526
California Enterprise Development Authority, RB, 8.00%, 11/15/62(a)	1,450	1,375,002
California Housing Finance Agency, RB, M/F Housing, Series P-S, 8.00%, 07/01/67(a)(b)	1,540	1,499,890
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	25,030	22,276,700
California Municipal Finance Authority, RB, M/F Housing, Series A-S, 8.00%, 09/01/55(a)(b)	580	572,809
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(a)	4,765	4,187,392
Security	Par (000)	Value
California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(a)	$150	$ 147,653
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(c)	47,735	4,572,447
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(c)	2,500	1,125,674
State of California, GO, 5.50%, 04/01/28	15	15,029
		38,567,122
Colorado — 6.0%
Colorado Educational & Cultural Facilities Authority, RB, Series B, Subordinate Lien, 8.50%, 02/01/59(a)	4,020	4,025,579
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	1,000	1,044,513
5.50%, 11/01/47	620	630,612
Creekwalk Marketplace Business Improvement District, Refunding RB, Series B, 8.00%, 12/15/54	2,622	2,627,506
Gold Hill North Business Improvement District, GOL, Series A, 5.60%, 12/01/54(a)	500	458,497
Granary Metropolitan District No. 9 Special Assessment District No. 1, SAB, 5.45%, 12/01/44(a)	2,280	2,138,416
Independence Metropolitan District No. 3, GOL, Series B, 7.13%, 12/15/54	2,000	1,993,248
Mayfield Metropolitan District, GOL, Series A, 5.75%, 12/01/50	1,178	1,158,161
Orchard Park Place South Metropolitan District, GOL, 6.00%, 12/01/54(a)	1,060	1,066,146
Palisade Metropolitan District No. 2, RB, Series C, 8.00%, 12/15/37(a)	2,575	2,601,427
Palisade Metropolitan District No. 2, Refunding RB, CAB, Series B, Convertible, 0.00%, 12/15/54(a)(d)	1,605	1,425,695
Parterre Metropolitan District No. 5, GOL, 8.38%, 12/15/55	1,450	1,451,751
Sojourn at Idlewild Metropolitan District, GOL, Series A, 6.13%, 12/01/55(a)	500	483,358
St. Vrain Lakes Metropolitan District No. 2, Refunding GOL, Series B, 6.38%, 11/15/54	2,000	1,996,010
		23,100,919
Florida — 4.0%
Alachua County Housing Finance Authority, RB, M/F Housing, Series A, 6.30%, 07/01/55(a)(b)	1,000	986,267
Arbor Park Phase 1 Community Development District, SAB
Series A-1, 5.88%, 05/01/45	380	384,851
Series A-1, 6.10%, 05/01/55	580	582,496
Capital Projects Finance Authority, RB(a)
Series A-1, 7.50%, 06/15/65	1,015	998,991
Series B-1, 9.00%, 06/15/42	125	124,899
Capital Region Community Development District, Refunding SAB, Series A-1, 4.63%, 05/01/28	300	301,171
Capital Trust Agency, Inc., RB(a)
5.00%, 01/01/55	945	767,394
Series A, 4.00%, 06/15/29	375	369,566
Series A, 5.00%, 06/01/45	850	709,650
Series A, 5.50%, 06/01/57	305	249,602
Coastal Ridge Community Development District, SAB, 6.00%, 05/01/55	1,000	978,298
Curiosity Creek Community Development District, SAB(a)
5.40%, 05/01/44	230	222,600
5.70%, 05/01/55	380	356,928

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Credit Alpha Portfolio, Inc.
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Esplanade Lake Club Community Development District, SAB, Series A-2, 3.63%, 11/01/30	$50	$ 48,209
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	2,380	2,398,080
Series A, AMT, 12.00%, 07/15/59(b)(e)(f)	2,480	1,537,600
Gas Worx Community Development District, SAB, 6.00%, 05/01/57(a)	600	576,766
Seminole Improvement District, RB
5.00%, 10/01/32	265	263,639
5.30%, 10/01/37	300	292,689
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(e)(f)	142	64,103
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	140	138,130
Viera Stewardship District, SAB, Series 2023, 5.50%, 05/01/54	910	860,781
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,920	1,947,016
		15,159,726
Georgia — 0.1%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(a)	740	499,500
Illinois — 2.0%
City of Chicago Minnesota, GO, Series A, 6.00%, 01/01/50	2,710	2,774,130
City of Marion Illinois Sales Tax Revenue, Refunding RB
6.38%, 06/01/45	645	615,572
6.63%, 06/01/55	1,190	1,120,909
County of Cook Illinois, RB, M/F Housing, 6.50%, 01/01/45	3,000	2,906,303
State of Illinois, GO, Series D, 5.00%, 11/01/28	350	364,677
		7,781,591
Indiana — 0.2%
Indiana Finance Authority, RB
5.00%, 06/01/51	405	334,386
5.00%, 06/01/56	360	290,140
		624,526
Kentucky — 0.6%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(a)	1,885	1,648,590
County of Boyle Kentucky, Refunding RB, Series A, 4.25%, 06/01/46	810	702,623
		2,351,213
Louisiana — 1.8%
Louisiana Public Facilities Authority, RB, 6.15%, 06/15/55(a)	7,000	6,880,688
Maryland — 0.6%
City of Baltimore Maryland, RB, 5.00%, 06/01/51	820	784,761
Maryland Health & Higher Educational Facilities Authority, RB, 6.25%, 07/01/63(a)	1,655	1,543,145
		2,327,906
Michigan — 0.0%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, 6.25%, 07/01/36	10	10,016
Security	Par (000)	Value
Minnesota(a) — 0.4%
City of Eagan Minnesota, RB
Series A, 6.38%, 02/01/55	$250	$ 223,764
Series A, 6.50%, 02/01/65	1,250	1,113,190
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29	100	101,142
		1,438,096
New Hampshire — 1.2%
New Hampshire Business Finance Authority, RB, 5.88%, 12/15/33(a)	1,945	1,956,347
New Hampshire Business Finance Authority, RB, CAB, 0.00%, 04/01/32(a)(c)	1,250	837,167
New Hampshire Business Finance Authority, RB, M/F Housing, 1st Series, Class B, 5.75%, 04/28/42	860	864,224
New Hampshire Health and Education Facilities Authority Act, Refunding RB, 4.00%, 07/01/37(a)	1,000	823,767
		4,481,505
New Jersey — 0.8%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/47	940	978,583
New Jersey Economic Development Authority, ARB, AMT, 6.38%, 01/01/35(a)	1,460	1,472,510
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/25	690	690,729
		3,141,822
New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	820	770,502
New York — 2.3%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	415	423,724
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(a)	330	335,195
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	871,319
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 11/15/44(a)	1,730	1,660,999
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	1,810	1,856,215
AMT, 5.00%, 12/01/40	1,865	1,865,764
TSASC, Inc., Refunding RB, Series B, 5.00%, 06/01/48	1,810	1,576,770
		8,589,986
North Carolina — 0.6%
North Carolina Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.00%, 07/01/47	1,645	1,626,497
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	620	646,159
		2,272,656
Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	10,265	8,333,755
Buckeye Tobacco Settlement Financing Authority, Refunding RB, CAB, Series B-3, Class 2, 0.00%, 06/01/57(c)	24,530	2,150,721
		10,484,476
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Credit Alpha Portfolio, Inc.
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Oklahoma — 0.6%
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/40	$1,830	$ 1,966,901
Tulsa Municipal Airport Trust Trustees, Refunding RB, Series C, AMT, 5.50%, 12/01/35	390	385,048
		2,351,949
Pennsylvania — 1.8%
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.75%, 06/30/48	2,365	2,364,534
AMT, 5.25%, 06/30/53	3,910	3,673,893
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	745	741,038
		6,779,465
Puerto Rico — 3.7%
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(b)(e)(f)	13,163	7,187,331
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,066	2,740,352
Series A-1, Restructured, 5.00%, 07/01/58	2,099	1,910,949
Series A-2, Restructured, 4.78%, 07/01/58	2,500	2,213,295
		14,051,927
Rhode Island — 0.1%
Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/01/52(c)	1,910	320,566
South Carolina — 0.3%
South Carolina Jobs-Economic Development Authority, RB, M/F Housing, Series A, 6.75%, 12/01/60(a)	935	920,041
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	295	286,157
		1,206,198
Tennessee — 1.7%
Metropolitan Government Nashville & Davidson County Health & Educational cilities Board, RB, 5.25%, 05/01/48	820	817,783
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(b)	5,395	5,772,458
		6,590,241
Texas — 5.7%
Arlington Higher Education Finance Corp., RB(a)
7.50%, 04/01/62	1,630	1,545,501
7.88%, 11/01/62	1,410	1,415,779
Beaumont Housing Authority, RB, M/F Housing, Series A, 6.50%, 07/01/55(a)	385	366,181
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	700	700,245
City of Pilot Point Texas, SAB(a)
6.38%, 09/15/55	2,000	1,957,261
7.13%, 09/15/55	1,000	990,912
County of Denton Texas, SAB(a)
6.13%, 12/31/55	1,145	1,129,004
Series A, Senior Lien, 5.63%, 12/31/54	2,000	1,945,394
Love Field Airport Modernization Corp., ARB, 5.00%, 11/01/28	700	700,282
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	800	603,470
Security	Par (000)	Value
Texas (continued)
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	$445	$ 353,117
Texas Community Housing & Economic Development Corp., RB, M/F Housing, Series A1, Senior Lien, 6.25%, 01/01/65(a)	1,510	1,367,180
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	1,720	1,828,410
5.00%, 12/15/32	6,585	7,017,216
		21,919,952
Utah — 2.1%
Mida Mountain Village Public Infrastructure District, TA(a)
Series 1, 5.13%, 06/15/54	795	727,913
Series 2, 6.00%, 06/15/54	5,000	4,955,411
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27(a)	505	504,276
Wolf Creek Infrastructure Financing District No. 1, SAB, 5.75%, 12/01/44	2,000	1,924,307
		8,111,907
Virginia — 0.5%
Virginia Housing Development Authority, RB, M/F Housing, Series G, 5.15%, 11/01/52	2,065	2,067,575
Wisconsin — 6.7%
Public Finance Authority, RB
0.00%, 12/15/36(a)(c)	9,500	4,473,931
5.75%, 12/01/54(a)	3,000	2,898,494
Class A, 5.00%, 06/15/56(a)	1,000	727,214
Class A, 6.45%, 04/01/60(a)	1,000	912,545
Class B, 5.65%, 07/01/62(a)(b)	15,000	10,800,000
Series A, 7.25%, 01/01/61(a)	1,000	1,024,290
AMT, Sustainability Bonds, 4.00%, 09/30/51	1,595	1,223,790
AMT, Sustainability Bonds, 4.00%, 03/31/56	1,520	1,135,518
Public Finance Authority, RB, CAB(a)(c)
0.00%, 12/15/32	1,067	671,059
0.00%, 12/15/38	1,805	808,073
Public Finance Authority, RB, M/F Housing, Series A, 7.13%, 07/01/65(a)(b)	660	640,263
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(a)	520	455,095
		25,770,272
Total Municipal Bonds — 60.3% (Cost: $239,092,656)		230,648,757
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Alabama — 5.5%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(b)	20,000	20,982,318
California — 1.3%
City of Los Angeles Department of Airports, ARB, Series C, AMT, 5.00%, 05/15/45	5,000	4,980,238
Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	7,310	7,401,548

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Credit Alpha Portfolio, Inc.
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Idaho — 1.8%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48(h)	$6,880	$ 7,099,831
Illinois — 3.1%
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/46	11,860	11,810,775
Michigan — 6.7%
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/45	15,520	15,190,303
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	10,000	10,318,398
		25,508,701
Mississippi — 3.3%
Mississippi Development Bank, RB
6.75%, 12/01/31	3,775	3,805,050
6.75%, 12/01/33	2,350	2,368,707
(AGM), 6.88%, 12/01/40	6,405	6,455,986
		12,629,743
Pennsylvania — 7.6%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 149 A, 5.15%, 10/01/50	10,000	9,974,461
Pennsylvania Turnpike Commission, RB, Series B-1, 5.25%, 06/01/47	18,910	18,954,510
		28,928,971
Washington — 1.5%
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	5,755	5,632,450
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.7% (Cost: $124,971,876)		124,974,575
Total Long-Term Investments — 93.8% (Cost: $367,652,212)		358,850,332

Shares
Short-Term Securities
Money Market Funds — 19.4%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(i)(j)	74,117,057	74,124,469

Security	Par (000)	Value
U.S. Treasury Obligations — 6.5%
U.S. Treasury Bills(k)
4.37%, 09/11/25	$15,000	$ 14,926,755
4.30%, 09/25/25	10,000	9,934,313
		24,861,068
Total Short-Term Securities — 25.9% (Cost: $98,987,548)		98,985,537
Total Investments — 119.7% (Cost: $466,639,760)		457,835,869
Other Assets Less Liabilities — 0.4%		1,519,862
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.1)%		(76,779,222)
Net Assets — 100.0%		$ 382,576,509

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on August 15, 2031, is $3,625,617. See Note 4 of the Notes to
Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
(k)	Rates are discount rates or a range of discount rates as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 375,440,715	$ —	$ (301,316,246)(a)	$ 2,013	$ (2,013)	$ 74,124,469	74,117,057	$ 1,613,153	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Credit Alpha Portfolio, Inc.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$ —	$ 1,079,000	$ —	$ 1,079,000
Investment Companies	2,148,000	—	—	2,148,000
Municipal Bonds	—	230,648,757	—	230,648,757
Municipal Bonds Transferred to Tender Option Bond Trusts	—	124,974,575	—	124,974,575
Short-Term Securities
Money Market Funds	74,124,469	—	—	74,124,469
U.S. Treasury Obligations	—	24,861,068	—	24,861,068
	$76,272,469	$381,563,400	$—	$457,835,869
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $76,449,873 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statement of Assets and Liabilities
July 31, 2025

BlackRock Municipal Credit Alpha Portfolio, Inc.
ASSETS
Investments, at value — unaffiliated(a)	$ 383,711,400
Investments, at value — affiliated(b)	74,124,469
Receivables:
Investments sold	153,394
Capital shares sold	170,627
Dividends — unaffiliated	14,601
Dividends — affiliated	59,805
Interest — unaffiliated	3,535,115
Prepaid expenses	91,635
Total assets	461,861,046
ACCRUED LIABILITIES
Bank overdraft	8,266
Payables:
Accounting services fees	58,869
Custodian fees	9,744
Income dividend distributions	1,496,461
Interest expense and fees	329,349
Investment advisory fees	291,475
Directors’ and Officer’s fees	581,650
Other accrued expenses	31,144
Professional fees	23,047
Service and distribution fees	4,659
Total accrued liabilities	2,834,664
OTHER LIABILITIES
TOB Trust Certificates	76,449,873
Total liabilities	79,284,537
Commitments and contingent liabilities
NET ASSETS	$ 382,576,509
NET ASSETS CONSIST OF
Paid-in capital	$ 489,467,989
Accumulated loss	(106,891,480)
NET ASSETS	$ 382,576,509
(a) Investments, at cost—unaffiliated	$392,515,291
(b) Investments, at cost—affiliated	$74,124,469
Financial Statements

Statement of Assets and Liabilities  (continued)
July 31, 2025

BlackRock Municipal Credit Alpha Portfolio, Inc.
NET ASSET VALUE
Institutional
Net assets	$ 378,103,158
Shares outstanding	30,331,204
Net asset value	$ 12.47
Shares authorized	140,000,000
Par value	$0.10
Class A
Net assets	$ 477,708
Shares outstanding	38,314
Net asset value	$ 12.47
Shares authorized	30,000,000
Par value	$0.10
Class U
Net assets	$ 3,995,643
Shares outstanding	320,473
Net asset value	$ 12.47
Shares authorized	30,000,000
Par value	$0.10
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statement of Operations
Year Ended July 31, 2025

BlackRock Municipal Credit Alpha Portfolio, Inc.
INVESTMENT INCOME
Dividends — unaffiliated	$116,800
Dividends — affiliated	1,613,153
Interest — unaffiliated	34,052,381
Total investment income	35,782,334
EXPENSES
Investment advisory	4,340,482
Transfer agent	228,383
Reorganization	198,824
Accounting services	140,965
Professional	125,199
Directors and Officer	85,223
Registration	16,899
Service and distribution — class specific	8,548
Custodian	7,301
Printing and postage	5,160
Liquidity fees	3,592
Remarketing fees on Preferred Shares	3,527
Transfer agent — class specific	3,075
Miscellaneous	119,795
Total expenses excluding interest expense and fees	5,286,973
Interest expense and fees — unaffiliated(a)	4,933,374
Total expenses	10,220,347
Less: Fees waived and/or reimbursed by the Manager	(200,424)
Total expenses after fees waived and/or reimbursed	10,019,923
Net investment income	25,762,411
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	18,562,023
Investments — affiliated	2,013
18,564,036
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(50,801,465)
Investments — affiliated	(2,013)
(50,803,478)
Net realized and unrealized loss	(32,239,442)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,477,031)
(a) Related to TOB Trusts and VRDP Shares.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BlackRock Municipal Credit Alpha Portfolio, Inc.
	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$25,762,411	$31,796,675
Net realized gain (loss)	18,564,036	(22,941,762)
Net change in unrealized appreciation (depreciation)	(50,803,478)	27,518,665
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,477,031)	36,373,578
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income
Institutional	(22,707,025)	(35,379,822)
Class A	(1,435)	—
Class U	(7,978)	—
Return of capital
Institutional	(9,558,613)	(6,174,248)
Class A	(7,263)	—
Class U	(41,871)	—
Decrease in net assets resulting from distributions to Common Shareholders	(32,324,185)	(41,554,070)
CAPITAL SHARE TRANSACTIONS
Shares sold and issued	6,261,195	—
Reinvestment of distributions	2,314,578	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(76,302,170)	(9,262,292)
Repurchase of shares resulting from tender offers	(460,353,765)	—
Net decrease in net assets derived from capital share transactions	(528,080,162)	(9,262,292)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(566,881,378)	(14,442,784)
Beginning of year	949,457,887	963,900,671
End of year	$382,576,509	$949,457,887

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statement of Cash Flows
Year Ended July 31, 2025

BlackRock Municipal Credit Alpha Portfolio, Inc.
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(6,477,031)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	1,037,191,913
Purchases of long-term investments	(248,637,239)
Net proceeds from sales of short-term securities	276,578,083
Amortization of premium and accretion of discount on investments and other fees	(345,126)
Net realized gain on investments	(18,564,036)
Net unrealized depreciation on investments	50,803,478
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	138,244
Dividends — unaffiliated	(14,601)
Interest — unaffiliated	8,850,184
Prepaid expenses	(68,756)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	12,148
Custodian fees	5,417
Interest expense and fees	4,060
Investment advisory fees	(427,867)
Directors’ and Officer’s fees	(6,776)
Other accrued expenses	7,022
Professional fees	(31,713)
Proxy fees	(217,205)
Reorganization costs	(280,380)
Service and distribution fees	4,659
Transfer agent fees	(20,185)
Variation margin on futures contracts	(137,913)
Net cash provided by operating activities	1,098,366,380
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(32,472,714)
Repayments of TOB Trust Certificates	(44,929,992)
Payments on redemption of VRDP Shares	(561,700,000)
Net payments on redemption of capital shares	(536,655,935)
Proceeds from TOB Trust Certificates	69,889,990
Decrease in bank overdraft	(12,240)
Amortization of deferred offering costs	479,943
Proceeds from issuance of capital shares	6,090,568
Net cash used for financing activities	(1,099,310,380)
CASH
Net decrease in restricted and unrestricted cash	(944,000)
Restricted and unrestricted cash at beginning of year	944,000
Restricted and unrestricted cash at end of year	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$4,449,371
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$2,314,578
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Municipal Credit Alpha Portfolio, Inc.
	Institutional
	Year Ended July 31,			Period from 05/01/22 to 07/31/22	Year Ended April 30,
	2025	2024	2023		2022	2021
Net asset value, beginning of period	$13.19	$13.23	$13.64	$13.45	$16.11	$14.62
Net investment income(a)	0.56	0.44	0.46	0.14	0.56	0.64
Net realized and unrealized gain (loss)	(0.58)	0.10	(0.40)	0.21	(2.57)	1.48
Net increase (decrease) from investment operations	(0.02)	0.54	0.06	0.35	(2.01)	2.12
Distribution to Common Shareholders(b)
From net investment income	(0.49)	(0.49)	(0.45)	(0.16)	(0.65)	(0.63)
Return of capital	(0.21)	(0.09)	(0.02)	—	—	—
Total distributions to Common Shareholders	(0.70)	(0.58)	(0.47)	(0.16)	(0.65)	(0.63)
Net asset value, end of period	$12.47	$13.19	$13.23	$13.64	$13.45	$16.11
Market price, end of period	N/A	$12.35	$11.47	$12.44	$12.26	$15.09
Total Return Applicable to Common Shareholders
Based on net asset value	(0.13)%(c)	4.76%(d)	1.05%(d)	2.73%(d)(e)	(12.79)%(d)	15.08%(d)
Based on market price	N/A	13.13%(d)	(3.95)%(d)	2.79%(d)(e)	(15.13)%(d)	20.02%(d)
Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	1.60%(g)	3.97%(h)	3.46%(i)	2.25%(j)(k)	1.67%(l)	1.58%
Total expenses after fees waived and/or reimbursed	1.57%(g)	3.94%(h)	3.45%(i)	2.25%(j)(k)	1.67%(l)	1.58%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and reorganization costs(m)(n)	0.76%	0.98%	1.00%	1.07%(j)(k)	0.96%	0.98%
Net investment income to Common Shareholders	4.03%	3.40%	3.54%	4.06%	3.63%	4.05%
Supplemental Data
Net assets, end of period (000)	$378,103	$949,458	$963,901	$1,007,256	$993,657	$617,032
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$—	$—	$—	$—	$—	$287,100
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$—	$561,700	$561,700	$561,700	$561,700	$—
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$—	$—	$—	$—	$—	$314,919 (o)
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$—	$254,839 (p)	$249,597 (p)	$237,229 (p)	$276,902 (o)	$—
TOB Trust Certificates, end of period (000)	$76,450	$51,490	$82,631	$172,298	$180,858	$93,069
Asset coverage per $1,000 of TOB Trust Certificates, end of period(q)	6,004	30,343	19,459	10,104	N/A	N/A
Portfolio turnover rate	37%	40%	47%	14%	25%	13%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.57% and 1.54%, respectively.
(h)	Includes non-recurring expenses of offering and proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.88% and 3.85%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.43% and 3.42%, respectively.
(j)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.27%, 2.27% and 1.08%, respectively.

(k)	Annualized.
(l)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.62% and 1.61%, respectively.
(m)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 9 of the Notes to Financial Statements for details.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)
(n)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization cost, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Expense ratios	0.76%	1.06%	1.02%	1.07%	1.02%	0.98%

(o)
Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

(p)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(q)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

BlackRock Municipal Credit Alpha Portfolio, Inc. (continued)
Class A
Period from 03/26/25(a)
to 07/31/25
Net asset value, beginning of period	$13.05
Net investment income(b)	0.17
Net realized and unrealized gain (loss)	(0.52)
Net decrease from investment operations	(0.35)
Distribution to Common Shareholders(c)
From net investment income	(0.04)
Return of capital	(0.19)
Total distributions	(0.23)
Net asset value, end of period	$12.47
Total Return
Based on net asset value	(2.73)%(d)(e)
Ratios to Average Net Assets(f)
Total expenses	3.34%(g)(h)
Total expenses after fees waived and/or reimbursed	3.29%(g)(h)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and reorganization costs (i)	1.70%(g)
Net investment income	3.89%(g)
Supplemental Data
Net assets, end of period (000)	$478
TOB Trust Certificates, end of period (000)	$76,450
Asset coverage per $1,000 of TOB Trust Certificates, end of period	$6,004
Portfolio turnover rate	37%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.31% and 3.26%, respectively.
(i)	Interest expense and fees and amortization of offering costs related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(j)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

BlackRock Municipal Credit Alpha Portfolio, Inc. (continued)
Class U
Period from 03/26/25(a)
to 07/31/25
Net asset value, beginning of period	$13.05
Net investment income(b)	0.18
Net realized and unrealized gain (loss)	(0.53)
Net decrease from investment operations	(0.35)
Distribution to Common Shareholders(c)
From net investment income	(0.04)
Return of capital	(0.19)
Total distributions	(0.23)
Net asset value, end of period	$12.47
Total Return
Based on net asset value	(2.73)%(d)(e)
Ratios to Average Net Assets(f)
Total expenses	3.10%(g)(h)
Total expenses after fees waived and/or reimbursed	3.05%(g)(h)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and reorganization costs (i)	1.70%(g)
Net investment income	3.94%(g)
Supplemental Data
Net assets, end of period (000)	$3,996
TOB Trust Certificates, end of period (000)	$76,450
Asset coverage per $1,000 of TOB Trust Certificates, end of period	$6,004
Portfolio turnover rate	37%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.07 and 3.02%, respectively.
(i)	Interest expense and fees and amortization of offering costs related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(j)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly BlackRock Municipal Income Fund, Inc. (MUI) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Maryland Corporation. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund but may range from 0.00% to 2.50%.
The Fund offers three classes of shares designated as Institutional Shares, Class A Shares and Class U Shares. Each class of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A and Class U Shares bear expenses related to the shareholder servicing and distribution of such shares.
On June 7, 2024, the Board of Directors of MUI approved the conversion of MUI from a registered closed-end management investment company listed on the New York Stock Exchange to an unlisted, continuously offered registered closed-end management investment company that conducts periodic repurchases of its shares pursuant to Rule 23c-3 under the Investment Company Act of 1940 (sometimes referred to as an “interval fund”) (the “Conversion”). The requisite approvals were obtained from MUI’s shareholders at a special meeting of Shareholders held on September 30, 2024. The Conversion took place after the close of business on March 21, 2025. Effective March 24, 2025, the Fund operates as an interval fund under the name of BlackRock Municipal Credit Alpha Portfolio, Inc. Prior to close of business on March 21, 2025, the Fund operated as an exchange-listed closed-end fund. The Fund has a different investment objective and substantially different investment strategies and investment risk profiles as the predecessor closed-end fund.
The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Boards of Directors of the Fund (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statement of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds,including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Municipal Bonds Transferred to TOB Trusts: The Fund leverages its assets through the use of “TOB Trust” transactions. The fund transfers municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating fund that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which the fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of the fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Fund) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
Notes to Financial Statements

Notes to Financial Statements  (continued)

While the fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of the fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to the Fund. The Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statement of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration,  trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statement of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statement of Operations.  Amounts recorded within interest expense in the Statement of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 2,488,800	$ 302,546	$ 104,575	$ 2,895,921
For the year ended July 31, 2025, the following table is a summary of the Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 124,974,575	$ 76,449,873	2.32% — 2.59%	$ 84,791,226	3.41%

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Fund, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Fund, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedule of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If the Fund invests in a TOB Trust on a recourse basis, the Fund enters into a reimbursement agreement with the Liquidity Provider where the Fund is required to reimburse the
Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation
Shortfall”). As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB
Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Fund at July 31, 2025, in proportion to their participation in the TOB Trust. The recourse
TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the Fund at July 31, 2025.

5.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the  Manager, the Fund’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, effective March 24, 2025, the Fund pays the Manager a monthly fee at an annual rate equal to 0.90% of the average daily value of the Fund’s net assets. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.
Prior to March 24, 2025, for such services, MUI paid the manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of MUI minus the sum of its accrued liabilities (which did not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It was understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts was not considered a liability in determining MUI’s NAV.
Service and Distribution Fees: Effective March 24, 2025, the Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75% for Class A Shares and Class U Shares

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

For the period March 24, 2025 through July 31, 2025, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:
	Class A	Class U	Total
Service and distribution fees — class specific	$ 1,274	$ 7,274	$ 8,548
Transfer Agent:  Effective March 24, 2025, Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record keeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the period March 24, 2025 through July 31, 2025, the Fund did not pay any amounts to affiliates in return for these services.
For the period March 24, 2025 through July 31, 2025, transfer agent fees waived and/or reimbursed — class specific were as follows:
	Institutional	Total
Transfer agent fees — class specific	$ 3,075	$ 3,075
Expense Limitations, Waivers and Reimbursements:  With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026.  The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.  The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver.  This amount is included in fees waived and/or reimbursed by the Manager in the  Statement of Operations. For the year ended July 31, 2025, the amount waived was $54,129.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’ s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.
Effective March 24, 2025, the Manager contractually agreed to waive and/or reimburse Other Expenses through July 31, 2026. Other expenses include accounting, transfer agency, custody, professional and registration fees and exclude dividend expense, interest expense, and certain other fund expenses that constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The waiver as a percentage of average daily net assets is 0.04%. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period March 24, 2025 through July 31, 2025, the Manager waived $61,320 pursuant to this arrangement.
Prior to March 24, 2025, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to the Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the Fund’s preferred shares. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. The Manager reimbursed investment advisory fees of $84,975, which is included in fees by the Manager in the Statement of Operations.
Directors and Officers:  Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.
6.
 PURCHASES AND SALES
For the year ended July 31, 2025, purchases and sales of investments, including paydowns/payups, and excluding short-term securities, were $247,237,814 and $1,020,329,255, respectively.
7.
INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
Notes to Financial Statements

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ (676,593)	$ 676,593
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/25	Year Ended 07/31/24
BlackRock Municipal Credit Alpha Portfolio, Inc.
Tax-exempt income	$ 23,510,449	$ 59,781,619
Ordinary income	763,499	143,075
Return of capital	9,607,747	6,174,248
	$ 33,881,695	$ 66,098,942
As of July 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ (96,871,190)	$ (10,020,290)	$ (106,891,480)

(a)	Subject to limitations, amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to trustees.

During the year ended July 31, 2025, the Fund utilized the following amount of its capital loss carryforward:
Fund Name	Utilized
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 18,124,490
As of July 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 390,826,464	$ 3,301,107	$ (12,741,575)	$ (9,440,468)
8.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
The Fund may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Fund reinvests the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Fund.
The Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Fund’s investments in the TOB Trusts may adversely affect the Fund’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Fund’s NAV per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk: The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations.  High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
9.
 CAPITAL SHARE TRANSACTIONS
Effective March 24, 2025, Institutional share class is authorized to issue 140 million shares and each of Class A and Class U is authorized to issue 30 million shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.10.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Common Shares
Transactions in capital shares for each class were as follows:
	Year Ended 07/31/25		Year Ended 07/31/24
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Municipal Credit Alpha Portfolio, Inc.
Institutional
Shares sold	131,676	$ 1,681,195	—	$ —
Reinvestment of distributions	178,566	2,275,741	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(5,975,111)	(76,302,170)	(875,847)	(9,262,292)
Repurchase of shares resulting from tender offers	(35,996,072)	(460,353,765)	—	—
	(41,660,941)	$ (532,698,999)	(875,847)	$ (9,262,292)
Class A(a)
Shares sold	38,314	$ 500,000	—	$ —
Class U(a)
Shares sold	317,406	$ 4,080,000	—	$ —
Reinvestment of distributions	3,067	38,837	—	—
	320,473	$ 4,118,837	—	$ —
	(41,302,154)	$ (528,080,162)	(875,847)	$ (9,262,292)

(a)	The share class commenced operations on March 26 2025.
After the close of business on March 21, 2025, MUI’s common shares issued and outstanding of 35,996,073 shares were converted at a 1:1 ratio into Institutional Shares of the Fund.
MUI participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2024. From December 1, 2023 through November 30, 2024, MUI could repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program had an accretive effect as shares were purchased at a discount to MUI’s NAV. The Repurchase Program expired on November 30, 2024 and was not renewed.
In connection with the Conversion, MUI conducted a tender offer to purchase up to 50% of its outstanding common shares, at a price equal to 98% of the NAV per share on the business day after the tender offer expired. The results of the tender offer were as follows:
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
10/15/24	11/18/24	44,715,010	62.1%	35,996,072	50.0%	$12.7890	$460,353,765

(a)	Date the repurchase offer period began.
The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate quarterly intervals.
Repurchase offer results for the year ended July 31, 2025 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	04/30/25	05/30/25	5,975,111	16.50%	5,975,111	16.50%	$ 12.7700	$ 76,302,170
Class A	04/30/25	05/30/25	—	—	—	—	—	—
Class U	04/30/25	05/30/25	—	—	—	—	—	—

(a)	Date the repurchase offer period began.
The amount of the repurchase offers is shown as redemption of shares resulting from share repurchase program in the Statements of Changes in Net Assets.
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
Prior to March 24, 2025, the Fund had issued Series W-7 Variable Rate Demand Preferred Shares ("VRDP Shares"), $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of the year ended July 31, 2025, the Fund did not have any VRDP Shares issued and outstanding.
Redemption Terms: The Fund was required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, the Fund was required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition,the Fund was required to redeem certain of its outstanding VRDP Shares if it failed to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also have been redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VRDP Share was equal to the liquidation preference per share plus any outstanding unpaid dividends.
Remarketing: The Fund incurred remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statement of Operations.
Special Rate Period:  The Fund had commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares was not subject to any remarketing and the dividend rate was based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the Fund had commenced/is set to commence a special rate period:
The Fund was in a special rate period that terminated during the reporting period:
Fund Name	Commencement Date	Termination Date
BlackRock Municipal Credit Alpha Portfolio, Inc.	04/07/22	11/15/24
Prior to the expiration date, the Fund and the VRDP Shares holder had mutually agreed to extend the special rate period. If a special rate period was not extended, the VRDP Shares would be reverted to remarketable securities upon the termination of the special rate period and would be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remained in effect, (ii) VRDP Shares remained subject to mandatory redemption by the Fund on the maturity date, (iii) VRDP Shares would not be remarketed or subject to optional or mandatory tender events, (iv) the Fund was required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as was required when the VRDP Shares were not in a special rate period, (v) the Fund paid dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the Fund paid nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares were payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates were generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares might adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares was not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares would be reset to a maximum rate. The maximum rate was determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the period August 1, 2024 through March 21, 2025, the annualized dividend rate for the VRDP Shares was 4.37%.
During the year ended July 31, 2025, the Fund redeemed 5,617 VRDP Shares. For the year ended July 31, 2024, VRDP Shares issued and outstanding of the Fund remained constant.
Offering Costs: The Fund incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and would amortize over the life of the VRDP Shares with the exception of any upfront fees paid by a Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.
Financial Reporting: The VRDP Shares were considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, was recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. Unpaid dividends were included in interest expense and fees payable in the Statement of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares were included as a component of interest expense, fees and amortization of offering costs in the Statement of Operations. The VRDP Shares were treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares were generally
Notes to Financial Statements

Notes to Financial Statements  (continued)

classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares were included in interest expense, fees and amortization of offering costs in the Statement of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 1,557,510	$ 479,943
As of July 31, 2025, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:
Fund Name	Class A	Class U
BlackRock Municipal Credit Alpha Portfolio, Inc.	38,314	38,314
10.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Fund’s  financial statements was completed through the date the  financial statements were issued and the following items were noted:
The Fund conducted a quarterly repurchase offer for up to 25% of its issued and outstanding shares.  The results of the Fund’s repurchase offer were as follows:
	Commencement Date	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	07/08/25	08/07/25	8,084,988	26.66%	8,084,988	26.66%	$ 12.5000	$ 101,062,346
Class A	07/08/25	08/07/25	—	—	—	—	—	—
Class U	07/08/25	08/07/25	—	—	—	—	—	—
On August 20, 2025, the Fund conducted a tender offer to purchase up to 50% of its outstanding shares.  The tender offer expired on September 19, 2025, and the results were as follows:
	Commencement Date	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	08/20/25	09/19/25	9,932,340	44.58%	9,932,340	44.58%	$ 12.6800	$ 125,942,065
Class A	08/20/25	09/19/25	—	—	—	—	—	—
Class U	08/20/25	09/19/25	—	—	—	—	—	—
On September 17, 2025, the Fund issued 350 Series W-7 VRDP Shares with a $100,000 liquidation preference per share and a maturity date of September 1, 2055, in a privately negotiated offering exempt from registration under the Securities Act.

2025 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Municipal Credit Alpha Portfolio, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly BlackRock Municipal Income Fund, Inc.) (the “Fund”), including the schedule of investments, as of July 31, 2025, the related statement of operations and cash flows for the year then ended, statements of changes in net assets for the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Municipal Credit Alpha Portfolio, Inc.	For each of the three years in the period ended July 31, 2025, for the period from May 1, 2022 through July 31, 2022, and for each of the two years in the period ended April 30, 2022
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 23, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2025:
Fund Name	Exempt-Interest Dividends
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 27,470,017
The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended July 31, 2025:
Fund Name	Federal Obligation Interest
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 103,275
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2025:
Fund Name	Interest Dividends
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 763,499
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2025:
Fund Name	Interest- Related Dividends
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 763,499

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Credit Alpha Portfolio, Inc. (the “Fund”) met on May 8, 2025 (the “May Meeting”) and June 5-6, 2025 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
Disclosure of Investment Advisory Agreement

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of the Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered the Fund’s performance relative to the Fund’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, the Fund generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The performance reflects the predecessor fund, which converted into the Fund effective March 24, 2025.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreement (continued)

The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to the Fund’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered the Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreement

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by BNY Mellon Investment Servicing (US) Inc. (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.
In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.
The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.
All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 534429, Pittsburgh, PA 15253-4415.

2025 BlackRock Annual Report to Shareholders

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 103 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Director (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust
Director and Officer Information

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Director (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 105 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Directors(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			94 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 273 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2025 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.
Effective March 24,2025, Michael Kalinoski, Christian Romaglino, Kristi Manidis are no longer a portfolio manager of the Fund. Effective March 24, 2025, Patrick Haskell and Ryan
McDonald became portfolio managers of the Fund. Mr. Haskell joined Blackrock in September 2023, prior to Blackrock he was the Head of the Municipal Securities group and Co-Head of
Retail Capital Markets at Morgan Stanley and Mr. McDonald has been employed by BlackRock since 2014.

Director and Officer Information

Additional Information

Dividend Policy
The Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). The Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, the Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

2025 BlackRock Annual Report to Shareholders

Additional Information (continued)

Availability of Fund Updates
BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Fundamental Periodic Repurchase Policy
The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer and will be between 5% and 25% of the Fund’s then outstanding shares.
The Fund has adopted the following fundamental policies regarding periodic repurchases:
(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.
(b) The periodic interval between repurchase request deadlines will be approximately 3 months.
(c) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.
The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.
During the fiscal year ended July 31, 2025, the Fund conducted separate repurchase offers for 15% and 25%, respectively, of its outstanding Common Shares, pursuant to Rule 23c-3 under the 1940 Act, as summarized in the following table:
Number of Repurchase Offers	Number of Shares Repurchased	Number of Shares Tendered
2	14,060,099	14,060,099
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
CAB	Capital Appreciation Bonds
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
M/F	Multi-Family
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds
TA	Tax Allocation

2025 BlackRock Annual Report to Shareholders

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Want to know more?
blackrock.com | 877-275-1255
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
MCA-07/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)	$32,698	$32,538	$0	$0	$20,700	$20,696	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)	$21,088	$20,696

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Patrick Haskell, Managing Director at BlackRock and Ryan McDonald, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. O’Connor, Maloney and Soccio have been members of the registrant’s portfolio management team since 2023. Messrs. Haskell and McDonald have been members of the registrant’s portfolio management team since 2025.

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006.
Kevin Maloney, CFA	Managing Director of BlackRock since 2025, Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020.
Phillip Soccio, CFA	Director of BlackRock since 2009.
Patrick Haskell	Managing Director of BlackRock since 2023; Head of the Municipal Securities group and Co-Head of Retail Capital Markets at Morgan Stanley from 2009 to 2022.
Ryan McDonald, CFA	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2017 to 2022.

(a)(2) As of July 31, 2025 :

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	33	0	0	0	0	0
	$28.30 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$39.14 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$24.81 Billion	$0	$0	$0	$0	$0
Patrick Haskell	2	0	0	0	0	0
	$2.18 Billion	$0	$0	$0	$0	$0
Ryan McDonald, CFA	6	0	0	0	0	0
	$9.37 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2025.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Kevin Maloney, CFA	None
Phillip Soccio, CFA	None
Patrick Haskell	None
Ryan McDonald, CFA	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

Date: September 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

Date: September 23, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

Date: September 23, 2025